\ Supplemental Financial Information August 6, 2026

\ Revenue, Adjusted and Standalone Adjusted Costs and Expenses, Excluding Depreciation and Amortization, and Adjusted and Standalone Adjusted EBITDA Q1 Q2 Q1 Q2 Q3 Q4 FY (in millions) 2026 2026 2025 2025 2025 2025 2025 Presented on a standalone basis(1) Revenue Linear distribution $ 1,006 $ 954 $ 1,085 $ 1,017 $ 992 $ 997 $ 4,092 Advertising 368 423 388 425 394 370 1,577 Platforms 192 225 176 223 224 202 826 Platforms (excluding SportsEngine) (1) 159 212 143 194 189 170 696 Content licensing and other 121 43 57 43 54 41 193 Total revenue $ 1,687 $ 1,644 $ 1,706 $ 1,708 $ 1,663 $ 1,610 $ 6,688 Total revenue (excluding SportsEngine) (1) 1,652 1,631 1,672 1,678 1,627 1,576 6,553 Costs Programming and production $ 519 $ 522 $ 547 $ 573 $ 744 $ 582 $ 2,446 Other 119 128 108 127 129 128 491 Total costs of revenue 638 650 654 700 873 710 2,937 Selling, general and administrative (2) 346 369 380 402 410 380 1,572 Total Adjusted and Standalone Adjusted Costs and Expenses, Excluding Depreciation and Amortization (2) $ 983 $ 1,019 $ 1,035 $ 1,102 $ 1,282 $ 1,089 $ 4,509 Adjusted EBITDA and Standalone Adjusted EBITDA (1) $ 704 $ 624 $ 672 $ 606 $ 381 $ 521 $ 2,180 Adjusted EBITDA and Standalone Adjusted EBITDA margin (1) 42% 38% 39% 35% 23% 32% 33% 1 1. Non-GAAP financial measure, refer to Notes page for additional information and reconciliation to the most comparable GAAP measure. 2. 2026 amounts are adjusted for transaction and transaction-related costs. For 2025, the amounts above are presented on a standalone basis. Both represent Non-GAAP financial measures, refer to Notes page for additional information and reconciliation to the most comparable GAAP measure. See Notes page for basis of presentation and additional information.

\ Notes Basis of Presentation Our consolidated and combined financial statements have been prepared in accordance with GAAP and pursuant to the rules and regulations of the SEC. For the prior year periods presented in the combined financial statements prior to our separation from Comcast on January 2, 2026 (the "Separation") included in this report, the Versant businesses operated as part of Comcast’s Media segment. As such, the prior year combined financial statements were derived from Comcast’s historical accounting records as if Versant operations had been conducted independently from Comcast, and reflect our assets, liabilities, revenues and expenses on a historical cost basis. The prior year historical financial information was prepared using allocations and carve-out methodologies for the periods prior to the Separation, using assumptions that management believed to be reasonable. Accordingly, the financial information for periods prior to the Separation from Comcast may not be indicative of our future performance, do not necessarily include the actual expenses that would have been incurred by us, and may not reflect our results of operations, financial position, and cash flows had we been a separate, standalone company during the historical periods presented. Numerical information is presented on a rounded basis using actual amounts, unless otherwise noted. Minor differences in totals and percentage calculations may exist due to rounding. Non-GAAP Financial Measures In addition to financial measures included in our combined financial statements, we use certain non-GAAP financial measures as defined below. We provide reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP in the following pages. Adjusted EBITDA is defined as net income attributable to Versant before net income (loss) attributable to noncontrolling interests, income tax expense, investment and other income (loss), net, interest expense, depreciation and amortization expense, and other operating gains and losses (such as impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets), if any. From time to time, we may exclude from Adjusted EBITDA the impact of certain other events, gains, losses or other charges that affect the period-to-period comparability of our operating performance. Standalone Adjusted EBITDA is defined as net income attributable to Versant before net income (loss) attributable to noncontrolling interests, income tax expense, investment and other income (loss), net, interest expense, depreciation and amortization expense, and other operating gains and losses (such as impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets), if any, and further adjusted to give effect to estimated incremental costs of commercial agreements with Comcast and estimated additional costs we expect to incur as a standalone company in certain of our corporate administrative, facilities and support functions. From time to time, we may exclude from Standalone Adjusted EBITDA the impact of certain events, gains, losses or other charges that affect the period-to-period comparability of our operating performance. Standalone Adjusted EBITDA is presented for informational purposes only and does not purport to represent what our results of operations actually would have been had we operated as a standalone company for the periods presented or to project our financial performance for any future period. Standalone Adjusted EBITDA is based on available information, estimates and assumptions, which we believe are reasonable, although actual future results will differ from the amounts presented. 2

\ Notes (Continued) Non-GAAP Financial Measures (Continued) Standalone Adjusted Selling, General and Administrative expense is defined as selling, general and administrative expenses adjusted to give effect to estimated incremental costs of commercial agreements with Comcast and estimated additional costs we expect to incur as a standalone company in certain of our corporate administrative, facilities and support functions, and further adjusted to exclude the impact of transaction and transaction-related costs. Standalone Adjusted Costs and Expenses, Excluding Depreciation and Amortization is defined as the aggregate amount of costs and expenses, excluding depreciation and amortization adjusted to give effect to estimated incremental costs of commercial agreements with Comcast and estimated additional costs we expect to incur as a standalone company in certain of our corporate administrative, facilities and support functions, and further adjusted to exclude the impact of transaction and transaction-related costs. From time to time, we present adjusted information, such as revenue, to exclude the impact of certain transactions, events, gains, losses or other charges. The adjusted information is a non-GAAP financial measure. We believe, among other things, that the adjusted information may help investors evaluate our ongoing operations and can assist in making meaningful period-over-period comparisons. Platforms (excluding SportsEngine) and Total revenue (excluding SportsEngine) in these supplemental schedules are non-GAAP financial measures and have been included for comparative purposes only. Platforms revenue and Total revenue for SportsEngine are as follows: 3 Q1 Q2 Q1 Q2 Q3 Q4 FY (in millions) 2026 2026 2025 2025 2025 2025 2025 SportsEngine platforms revenue $34 $12 $33 $29 $35 $32 $129 SportsEngine total revenue 35 13 35 30 36 34 136

\ Reconciliation from Net Income Attributable to Versant to Adjusted EBITDA and Standalone Adjusted EBITDA Q1 Q2 Q1 Q2 Q3 Q4 FY (in millions) 2026 2026 2025 2025 2025 2025 2025 Net income attributable to Versant $ 286 $ 211 $ 367 $ 302 $ 80 $ 181 $ 930 Net income (loss) attributable to noncontrolling interests — — — 1 (1) — 1 Income tax expense 112 112 132 106 45 13 297 Investment and other (income) loss, net (8) (9) — 1 39 (9) 31 Interest expense 52 52 — — — 13 13 Depreciation and amortization 256 258 245 244 255 267 1,010 Adjustments for transaction and transaction-related costs (1) 5 — 12 32 27 71 142 Adjusted EBITDA $ 704 $ 624 $ 757 $ 685 $ 445 $ 537 $ 2,425 Incremental costs of commercial agreements with Comcast (2) (45) (43) (46) (51) (186) Incremental costs of corporate administrative, facilities and support functions (3) (40) (36) (19) 36 (59) Standalone Adjusted EBITDA $ 672 $ 606 $ 381 $ 521 $ 2,180 4 1. Transaction costs are incremental costs directly related to effectuating the Separation and primarily include legal, audit and advisory fees. Transaction-related costs are incremental costs incurred in anticipation of the Separation and primarily include IT separation and implementation costs, advisory fees and other one-time costs. 2. Amounts represent incremental costs of commercial agreements entered into with Comcast in connection with the Separation and primarily relate to the commercial services agreement for the sale and use of our advertising and promotional inventory. 3. Amounts represent estimated incremental costs related to corporate administrative, facilities and support functions and primarily include the recurring and ongoing costs required to operate new functions required for a public company such as external reporting, internal audit, treasury, investor relations, board of directors and stock administration, and expanding the services of existing functions such as information technology, finance, supply chain, human resources, legal, tax, facilities and insurance. Amounts were determined by comparing expected costs to amounts in the combined statements of income, inclusive of allocation for centralized functions within Comcast and allocations of costs for the use of shared assets.

\ Reconciliations from Reported to Adjusted and Standalone Adjusted Selling, General and Administrative Expenses and Costs and Expenses, Excluding Depreciation and Amortization Q1 Q2 Q1 Q2 Q3 Q4 FY (in millions) 2026 2026 2025 2025 2025 2025 2025 Selling, general and administrative expenses $ 351 $ 369 $ 307 $ 355 $ 372 $ 435 $ 1,469 Transaction and transaction-related costs (1) (5) — (12) (32) (27) (71) (142) Incremental costs of commercial agreements with Comcast (2) — — 45 43 46 51 186 Incremental costs of corporate administrative, facilities and support functions (3) — — 40 36 19 (36) 59 Adjusted Selling, General and Administrative Expenses $ 346 $ 369 Standalone Adjusted Selling, General and Administrative Expenses $ 380 $ 402 $ 410 $ 380 $ 1,572 Costs and expenses, excluding depreciation and amortization $ 989 $ 1,019 $ 961 $ 1,055 $ 1,245 $ 1,145 $ 4,406 Transaction and transaction-related costs (1) (5) — (12) (32) (27) (71) (142) Incremental costs of commercial agreements with Comcast (2) — — 45 43 46 51 186 Incremental costs of corporate administrative, facilities and support functions (3) — — 40 36 19 (36) 59 Adjusted Costs and Expenses, Excluding Depreciation and Amortization $ 983 $ 1,019 Standalone Adjusted Costs and Expenses, Excluding Depreciation and Amortization $ 1,035 $ 1,102 $ 1,282 $ 1,089 $ 4,509 5 1. Transaction costs are incremental costs directly related to effectuating the Separation and primarily include legal, audit and advisory fees. Transaction-related costs are incremental costs incurred in anticipation of the Separation and primarily include IT separation and implementation costs, advisory fees and other one-time costs. 2. Amounts represent incremental costs of commercial agreements entered into with Comcast in connection with the Separation and primarily relate to the commercial services agreement for the sale and use of our advertising and promotional inventory. 3. Amounts represent estimated incremental costs related to corporate administrative, facilities and support functions and primarily include the recurring and ongoing costs required to operate new functions required for a public company such as external reporting, internal audit, treasury, investor relations, board of directors and stock administration, and expanding the services of existing functions such as information technology, finance, supply chain, human resources, legal, tax, facilities and insurance. Amounts were determined by comparing expected costs to amounts in the combined statements of income, inclusive of allocation for centralized functions within Comcast and allocations of costs for the use of shared assets.